SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
February 26, 2002
(Date of earliest event reported)

COMMISSION FILE NUMBER 34-0-22164

RFS HOTEL INVESTORS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TENNESSEE	62-1534743

(State or other Jurisdiction of	(I.R.S. employer

Incorporation or Organization)	identification no.)

850 Ridge Lake Boulevard, Suite 300,	(901) 767-7005

Memphis, TN 38120	(Registrant’s Telephone Number

(Address of Principal Executive Offices)	Including Area Code)

(Zip Code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
PRESS RELEASE

Item 5. Other Events

On February 26, 2002, RFS Hotel Investors, Inc. issued a press release announcing the conclusion of the $125 million senior notes offering.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press Release Announcing that RFS Concludes $125 Million Senior Notes Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

RFS HOTEL INVESTORS, INC.

Dated as of February 26, 2002

By: Dennis M. Craven

/s/ Dennis M. Craven Its: Vice President & Chief Accounting Officer